Statement of Additional Information Supplement	4/1/2017

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF PUTNAM MORTGAGE OPPORTUNITIES FUND, dated September 30, 2016

The sub-section Fund-specific expense limitation under the section CHARGES AND EXPENSES is replaced with the following:

Fund-specific expense limitation. Putnam Management will waive fees and/or reimburse expenses of the fund to the extent that the total annual fund operating expenses for the fund – exclusive of payments under the fund’s management contract; brokerage; interest; taxes; investment-related expenses; extraordinary expenses; and acquired fund fees and expenses – would exceed an annual rate of 0.05% of the fund’s average net assets through at least September 30, 2018. This obligation may be modified or discontinued only with the approval of the Board of Trustees. In addition, Putnam Management agrees to waive fees and/or reimburse expenses of the fund to the extent that the total annual fund operating expenses for the fund – exclusive of brokerage; interest; taxes; investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs); extraordinary expenses; and acquired fund fees and expenses – would exceed 0.47% through September 30, 2018.

The sub-section General expense limitation under the section MANAGEMENT – The Management Contract is replaced with the following:

General expense limitation.

For retail open-end funds except Putnam Global Sector Fund, Putnam Mortgage Opportunities Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund. Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Effective September 1, 2016, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2017 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

SAI supp 4/17